Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. § 1350, I, Andrew F. Sullivan, Chief Executive Officer of Prudential Financial, Inc. (the “Company”), hereby certify that the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2025	/s/ Andrew F. Sullivan
Name: Andrew F. Sullivan Title: Chief Executive Officer (Principal Executive Officer)
The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.